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                            AMERICAN GROWTH SERIES

                     INDIVIDUAL VARIABLE ANNUITY CONTRACTS
                                   ISSUED BY
                      NEW ENGLAND LIFE INSURANCE COMPANY

                         SUPPLEMENT DATED MAY 1, 1998
                        TO PROSPECTUS DATED MAY 1, 1998

  For Contracts issued in Texas, the minimum guaranteed death benefit will be recalculated on the sixth Contract Anniversary, and every sixth year anniversary thereafter until the Contract Owner's (or, if applicable, the Annuitant's) 76th birthday to determine whether a higher (but never a lower) guarantee will apply. (For a jointly owned Contract, this recalculation will be made every six years until the 71st birthday of the older Contract Owner.) For Contracts issued in other states, these recalculations will occur every seventh year, as described in the prospectus. For more information about the minimum guaranteed death benefit, see "Payment on Death Prior to Annuitization."



VA-154-98